UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 2004


                            First United Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


  Maryland                               0-14237                52-1380770
  --------                               -------                ----------
(State or other jurisdiction of    (Commission file number)  (IRS Employer
 incorporation or organization)                              Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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Item 12.  Results of Operations and Financial Condition

     On August 4, 2004, First United Corporation (the "Corporation") issued a press release describing the Corporation's financial results for the quarter ended June 30, 2004, a copy of which is furnished herewith as Exhibit 99.1.

     The information contained in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 FIRST UNITED CORPORATION


Dated:  August 5, 2004                      By:  /s/ Robert W. Kurtz
                                                 -------------------------------
                                                 Robert W. Kurtz
                                                 President and CFO

                                  Exhibit Index
                                  -------------

Exhibit           Description
-------           -----------

99.1              Earnings release dated August 4, 2004.